                                                                   Exhibit 10.12


                              PEOPLESUPPORT, INC.

                           2004 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

      You have been granted the following Option to purchase Common Stock of PeopleSupport, Inc. (the "Company") under the Company's 2004 Stock Incentive Plan (the "Plan"):

      Name of Optionee:                           [Name of Optionee]

      Total Number of Option Shares Granted:      [Total Number of Shares]

      Type of Option:                             [ ] Incentive Stock Option

                                                  [ ] Nonstatutory Stock Option

      Exercise Price Per Share:                   $_________

      Grant Date:                                 [Date of Grant]

      Vesting Commencement Date:                  [Vesting Commencement Date]

      Vesting Schedule:                           This Option becomes
                                                  exercisable with respect to
                                                  the first 1/4th of the shares
                                                  subject to this Option when
                                                  you complete 12 months of
                                                  continuous "Service" (as
                                                  defined in the Plan) from the
                                                  Vesting Commencement Date.
                                                  Thereafter, this Option
                                                  becomes exercisable with
                                                  respect to an additional
                                                  1/48th of the shares subject
                                                  to this Option when you
                                                  complete each additional month
                                                  of Service.

      Expiration Date:                            [Expiration Date] This Option
                                                  expires earlier if your
                                                  Service terminates earlier, as
                                                  described in the Stock Option
                                                  Agreement.


                               PEOPLESUPPORT, INC.
                          NOTICE OF STOCK OPTION GRANT

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                                   PEOPLESUPPORT, INC.



________________________________            By: ________________________________
Optionee's Signature

________________________________            Title: _____________________________
Optionee's Printed Name


                               PEOPLESUPPORT, INC.
                          NOTICE OF STOCK OPTION GRANT

                              PEOPLESUPPORT, INC.
                           2004 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

TAX TREATMENT           This Option is intended to be an incentive stock option
                        under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock
                        Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be an nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

VESTING This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

TERM This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

REGULAR TERMINATION     If your Service terminates for any reason except death
                        or "Total and Permanent Disability" (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

DEATH If you die, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

DISABILITY              If your Service terminates because of your Total and
                        Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates
                        (or, if earlier, the Expiration Date).


                               PEOPLESUPPORT, INC.
                             STOCK OPTION AGREEMENT

LEAVES OF ABSENCE       For purposes of this Option, your Service does not
                        terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

                        If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

RESTRICTIONS ON         The Company will not permit you to exercise this Option
EXERCISE                if the issuance of shares at that time would violate any
                        law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

NOTICE OF EXERCISE      When you wish to exercise this Option you must notify
                        the Company by completing the attached "Notice of Exercise of Stock Option" form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When you submit your notice of exercise, you must
                        include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

                        - Your personal check, a cashier's check or a money order.


                               PEOPLESUPPORT, INC.
                             STOCK OPTION AGREEMENT

                        - Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

                        - By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                        - Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                        Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

WITHHOLDING TAXES AND   You will not be allowed to exercise this Option unless
STOCK WITHHOLDING       you make arrangements acceptable to the Company to pay
                        any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.


                               PEOPLESUPPORT, INC.
                             STOCK OPTION AGREEMENT

RESTRICTIONS ON RESALE  By signing this Agreement, you agree not to sell any
                        Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale (e.g., a lock-up period after the Company goes public). This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

TRANSFER OF OPTION      In general, only you can exercise this Option prior to
                        your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below.
                        For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will.
                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your Option in any other way.

                        However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the "Committee" (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, "family member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

                        In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

                        The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.


                               PEOPLESUPPORT, INC.
                             STOCK OPTION AGREEMENT

RETENTION RIGHTS        Neither your Option nor this Agreement gives you the
                        right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

STOCKHOLDER RIGHTS      You, or your estate or heirs, have no rights as a
                        stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

ADJUSTMENTS             In the event of a stock split, a stock dividend or a
                        similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW          This Agreement will be interpreted and enforced under
                        the laws of the State of Delaware (without regard to their choice-of-law provisions).

THE PLAN AND OTHER      The text of the Plan is incorporated in this Agreement
AGREEMENTS              by reference. All capitalized terms in the Stock Option
                        Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.
                        This Agreement may be amended only by another written agreement, signed by both parties.


                 BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
                  YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
                        DESCRIBED ABOVE AND IN THE PLAN.


                               PEOPLESUPPORT, INC.
                             STOCK OPTION AGREEMENT

                              PEOPLESUPPORT, INC.
                           2004 STOCK INCENTIVE PLAN

                       NOTICE OF EXERCISE OF STOCK OPTION

          YOU MUST SIGN THIS NOTICE ON THE LAST PAGE BEFORE SUBMITTING
                               IT TO THE COMPANY

OPTIONEE INFORMATION:

Name:    ___________________      Social Security Number:

                                  ___________________________


Address: ___________________      Employee Number:

         ___________________      ___________________________

OPTION INFORMATION:

Date of Grant: ____________________, 200_        Type of Stock Option:


Exercise Price per Share: $______________        [ ] Nonstatutory (NSO)

Total number of shares of Common Stock of        [ ] Incentive (ISO)
PeopleSupport, Inc. (the "Company") covered by option: __________________________


EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now: ______________________. (These shares are referred to below as the "Purchased Shares.")

Total exercise price for the Purchased Shares: $____________

Form of payment enclosed [CHECK ALL THAT APPLY]:

[ ]    Check for $__________, payable to "PeopleSupport, Inc."

[ ] Certificate(s) for ______________ shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

[ ] Attestation Form covering _______________ shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

Name(s) in which the Purchased Shares should be registered
[PLEASE CHECK ONE BOX]:

[ ]   In my name only

[ ]   In the names of my spouse and myself   My spouse's name (if applicable):
      as community property
                                             ___________________________________

[ ]   In the names of my spouse and myself
      as joint tenants with the right of
      survivorship

[ ]   In the name of an eligible revocable   Full legal name of revocable trust:
      trust                                  ___________________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________


The certificate for the Purchased Shares ___________________________________ should be sent to the following address: ___________________________________
                                             ___________________________________
                                             ___________________________________


ACKNOWLEDGMENTS:

1. I understand that all sales of Purchased Shares are subject to compliance with the Company's policy on securities trades.

2. I hereby acknowledge that I received and read a copy of the prospectus describing the Company's 2004 Stock Incentive Plan and the tax consequences of an exercise.

3. In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4. In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a "disposition" for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

SIGNATURE AND DATE:


_____________________________________      _______________________, 200__